UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

☐	Preliminary Information Statement

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☒	Definitive Information Statement

HC CAPITAL TRUST

(Name of Registrant As Specified In Its Charter)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

September 15, 2016

To the Shareholders of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio (collectively, the “Portfolios”) of HC Capital Trust:

We encourage you to read the attached information statement thoroughly. As the information statement describes, the Board of Trustees of HC Capital Trust has approved new portfolio management agreements with Parametric Portfolio Associates, LLC on behalf of each of the Portfolios on the terms described herein.

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

As always, thank you for your trust and confidence.

Sincerely yours,

Robert J. Zion
President
HC Capital Trust

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

The Value Equity Portfolio,

The Institutional Value Equity Portfolio,

The Growth Equity Portfolio,

The Institutional Growth Equity Portfolio,

The Small Capitalization-Mid Capitalization Equity Portfolio,

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio,

The Real Estate Securities Portfolio,

The Commodity Returns Strategy Portfolio,

The ESG Growth Portfolio,

The Catholic SRI Growth Portfolio

The International Equity Portfolio,

The Institutional International Equity Portfolio,

The Emerging Markets Portfolio, and

The Fixed Income Opportunity Portfolio

(each a “Portfolio” and, collectively, the “Portfolios”)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Portfolios, each of which is a series of HC Capital Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the “Order”) that the Trust and Hirtle Callaghan & Co., LLC, of which the Trust’s investment adviser, HC Capital Solutions (the “Adviser”), is a division, received from the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2012. The Order permits the Adviser, under certain circumstances, to hire or replace independent investment advisory firms (each, a “Specialist Manager”) and to make changes to existing portfolio management agreements with Specialist Managers with the approval of the Board of Trustees (the “Board”) of the Trust without the need for a shareholder meeting. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new Specialist Manager or implementing any material change in a portfolio management agreement.

At an in-person meeting held on June 14, 2016, the Board, including a majority of the members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”), considered and approved new portfolio management agreements for each of the Portfolios (“New Agreements”) with Parametric Portfolio Associates LLC (“Parametric”), an existing Specialist Manager to each of the Portfolios. The Trust and Parametric then entered into the New Agreements, which became effective on June 14, 2016.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about September 15, 2016 to the Portfolios’ shareholders of record as of August 26, 2016. This Information Statement describes the New Agreements.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more Specialist Managers. Each Specialist Manager is paid directly by the Portfolio(s) for which it provides portfolio management services separately and apart from the fees paid by such Portfolio(s) to the Adviser. The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Board is responsible for the overall supervision and management of the business and affairs of the Trust.

Since July, 2014, Parametric has been contracted to provide day-to-day investment decisions implementing its “Defensive Equity” strategy for a portion of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, and The Institutional Growth Equity Portfolio pursuant to the terms of portfolio management agreements between the Trust and Parametric related to that strategy. Additionally, since March, 2015, Parametric has been contracted to provide day-to-day investment decisions implementing its “Liquidity” strategy for a portion of each of the Portfolios except The ESG Growth Portfolio and The Catholic SRI Growth Portfolio pursuant to the terms of separate portfolio management agreements between the Trust and Parametric related to that strategy. Parametric has also been contracted to provide day-to-day investment decisions implementing its “Liquidity” strategy for a portion of each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio pursuant to the terms of separate portfolio management agreements since each of those Portfolios’ respective inceptions (the portfolio management agreements for all of the Portfolios related to the “Defensive Equity” and “Liquidity” strategies are collectively hereinafter referred to as the “Existing Agreements”).

At the Board’s meeting on June 14, 2016, the Adviser recommended that an additional investment strategy be employed by Parametric with respect to each of the Portfolios. The Adviser noted that, on occasion, the various strategies employed by each of the Portfolios’ Specialist Managers may result in a Portfolio’s exposure to certain asset classes, market sectors, industries or countries being lower than the Adviser believes is optimal at that time. The Adviser indicated that it believed that in such circumstances, it would be advantageous to be able to direct Parametric to establish the desired increased exposures to certain asset classes and to rely on Parametric’s expertise in trade execution, instrument and structure selection to achieve such increased exposures effectively and efficiently.

Accordingly, the Adviser recommended, and the Board has considered and approved, new portfolio management agreements (the “New Agreements”) with Parametric for each of the Portfolios related to this new “Targeted Strategy.”

Additional information about Parametric is set forth under the heading “Management of the Trust” in this Information Statement.

As indicated above, the Trust and the Adviser’s parent organization have obtained an Order from the SEC, which permits the Trust to enter into portfolio management agreements with Specialist Managers without obtaining shareholder approval under certain circumstances. The Adviser, subject to the review and approval of the Board, selects Specialist Managers for each of the Trust’s investment portfolios, and supervises and monitors the performance of each Specialist Manager. The Trust may rely on said Order, provided that the investment portfolios are managed by the Adviser, and comply with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace Specialist Managers or amend portfolio management agreements without shareholder approval (except in the case of affiliated Specialist Managers) whenever the Adviser and the Board believe such action will benefit the respective Portfolio and its shareholders.

THE NEW PARAMETRIC PORTFOLIO MANAGEMENT AGREEMENTS

The New Agreements with Parametric were approved by the Trust’s Board at an in-person meeting of the Board held on June 14, 2016.

Under each of the New Agreements, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the assets committed to Parametric’s Targeted Strategy. Parametric is also entitled to receive a flat fee of $5,000 per year per Portfolio, provided that such fee will be waived with respect to a Portfolio in each calendar year during which no Portfolio assets were allocated to the Targeted Strategy. This fee is lower that the fee paid to some of the other Specialist Managers serving each of the Portfolios, but may be higher than others depending on how the assets of each Portfolio are allocated among the Specialist Managers. The New Agreements are similar in all materials respects to each of the Existing Agreements except for fees and provisions in the New Agreements that limit Parametric’s discretion over the Portfolios allocated to the “Targeted Strategy.”

A copy of the form of New Agreement with Parametric appears attached to this Information Statement as Exhibit A.

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, considered and approved the New Agreements with Parametric relating to the Portfolios. The Board concluded that approval of the New Agreements was in the best interests of each of the Portfolios and consistent with the expectations of shareholders. In connection with its deliberations and in reaching this conclusion, the Board considered several factors in addition to reviewing information from Parametric about is business and operations. The Board gave substantial weight to the Adviser’s assessment with respect to the structure of the Portfolios as well as Parametric’s capabilities and the benefits of adding the Targeted Strategy for each Portfolio. The Board was also informed with respect to the performance achieved for the Portfolios by Parametric with respect to its Defensive Equity and Liquidity strategies. During the course of the Board’s deliberations, the Independent Trustees were represented by independent counsel.

In summary, the Board concluded that implementation of the New Agreements would be in the best interests of the Trust as well as consistent with the expectations of the shareholders of each of the Portfolios. The Board gave substantial weight to the fact that the terms and conditions of the New Agreements are substantially the same as those of the Prior Agreements.

During the course of its deliberations, the Board considered the recommendations made by the Adviser as well as information provided to it by the Adviser and Parametric with respect to the nature and quality of the services provided by Parametric, including its performance record in managing the Defensive Equity and Liquidity strategies in the Portfolios as well as other investment accounts similar to the Portfolios, its commitment to maintaining a consistent investment strategy, the size and depth of the organization, the strength of its compliance program, the experience and professional background of the portfolio management team and other factors. The Board also considered the specific terms of the New Agreements, including the fees payable to Parametric.

The Board concluded that the services to be provided by Parametric were reasonably likely to benefit the Portfolios. In reaching this conclusion, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Parametric to carry out the investment policies of the Portfolios and to ensure continuity in the Portfolios’ investment strategies. The Board also considered its familiarity with Parametric, derived from the firm’s past service as a Specialist Manager to various Portfolios of the Trust.

The Board also determined that the rate at which Parametric would be compensated for its services under the Agreements was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged to the Portfolios by the other Specialist Managers serving each Portfolio. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which Parametric is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

Additional Information About the New Agreements with Parametric Relating to the Portfolios

The New Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The New Agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the New Agreement by the Trust or by the service provider upon sixty days’ written notice; and its termination in the event of an “assignment” as defined in the 1940 Act. For more information on the fees and expenses of the Portfolios, see the pro-forma fee and expense tables in Appendices A through N. Note that these pro-forma tables differ from similar tables included in another information statement being distributed simultaneously as these are intended to show the effect of the New Agreements.

With respect to duration and termination, each New Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. Each New Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

MANAGEMENT OF THE TRUST

Information about HC Capital Solutions.

Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (the “HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2016, the Adviser received advisory fees from each of the Portfolios in the following amounts:

The Value Equity Portfolio	$291,000
The Institutional Value Equity Portfolio	$440,000
The Growth Equity Portfolio	$401,000
The Institutional Growth Equity Portfolio	$637,000
The Small Capitalization-Mid Capitalization Equity Portfolio	$49,000
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	$93,000
The Real Estate Securities Portfolio	$69,000
The Commodity Returns Strategy Portfolio	$491,000
The ESG Growth Portfolio	$57,000
The Catholic SRI Growth Portfolio	$4,000
The International Equity Portfolio	$625,000
The Institutional International Equity Portfolio	$1,296,000
The Emerging Markets Portfolio	$845,000
The Fixed Income Opportunity Portfolio	$399,000

The Adviser is a division of Hirtle, Callaghan & Co., LLC, which is wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, Chief Operating Officer, Secretary and a Principal of Hirtle, Callaghan & Co., LLC, serves on the Trust’s Board and also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at an in-person meeting of the Board held on March 8, 2016.

Information about Parametric.

Parametric is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2016, Parametric and its subsidiary had approximately $165.7 billion in assets under management. Parametric is a majority-owned subsidiary of Eaton Vance Corporation (“Eaton Vance”). Eaton Vance through its wholly owned affiliates Eaton Vance Acquisitions (“EVA”) and EVA Holdings LLC, maintains voting control of Parametric and Profit and Capital interests of 92% and 97%, respectively. Parametric Portfolio LP (“PPLP”) maintains an indirect Profit and Capital ownership interest in Parametric of 8% and 3%, respectively. The business address of Eaton Vance, EVA and EVA Holdings, LLC is Two International Place, Boston, MA 02110. The business address of Parametric and PPLP is 1918 Eighth Ave, Seattle, WA 98101.

With respect to fees, Parametric receives a different fee for each of the three strategies it manages for Trust Portfolios.

For its Defensive Equity strategy, Parametric is entitled to receive a fee at the annual rate of 0.35% of the first $50 million of the Combined Defensive Assets (as defined below) and 0.25% on Combined Defensive Assets over $50 million. Combined Defensive Assets means the sum of the net assets of that portion of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio allocated to Parametric from time-to-time for investment using the Defensive Equity Strategy.

For its Liquidity strategy, Parametric receives a fee from each Portfolio calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to Parametric’s Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in its Liquidity Strategy. Parametric is also be entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in its Liquidity Strategy.

For its Targeted Strategy, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below). The term “Targeted Strategy Assets” means the aggregated sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in its Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000, per Portfolio, per year, provided that such fee for any given Portfolio will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets.

For the fiscal year ended June 30, 2016, Parametric received advisory fees from the Portfolios in the amounts set forth opposite their respective names below.

The Value Equity Portfolio	$49,000
The Institutional Value Equity Portfolio	$93,000
The Growth Equity Portfolio	$60,000
The Institutional Growth Equity Portfolio	$100,000
The Small Capitalization-Mid Capitalization Equity Portfolio	$13,000
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	$18,000
The Real Estate Securities Portfolio	$12,000

The Commodity Returns Strategy Portfolio	$87,000
The ESG Growth Portfolio	$0
The Catholic SRI Growth Portfolio	$0
The International Equity Portfolio	$66,000
The Institutional International Equity Portfolio	$58,000
The Emerging Markets Portfolio	$72,000
The Fixed Income Opportunity Portfolio	$36,000

Mr. Tom Lee, Mr. Jay Stroh Maier, Mr. Alex Zweber, Mr. Justin Henne, Mr. Clint Talmo, Mr. Jason Nelson, Mr. Dane Fickel, Mr. Perry Li and Mr. Michael Zaslavsky are primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Targeted Strategy.

Mr. Lee, Managing Director, Investment Strategy and Research, has oversight responsibility for all investment strategies managed out of Parametric’s Minneapolis investment center. Mr. Lee joined Parametric upon Parametric’s acquisition of The Clifton Group Investment Management Company (“Clifton”) in 2012, and prior to that acquisition was employed by Clifton since 1994. He earned a B.S. in economics and an MBA in finance from the University of Minnesota. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Mr. Stroh Maier, Senior Portfolio Manager, leads a team of investment professionals responsible for designing, trading and managing overlay portfolios with an emphasis on Defensive Equity, hedging, and other asymmetric strategies. Mr. Strohmaier joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2009. Before joining Clifton in 2009, Mr. Stroh Maier worked for Cargill, Peregrine Capital Management and Advantus Capital Management where his responsibilities included research, portfolio management, trading, marketing and client service. He has over 25 years of investment experience. Mr. Strohmaier holds a BS degree in Agricultural Economics from Washington State University and MS in Applied Economics from the University of Minnesota.

Mr. Zweber, CFA, Portfolio Manager, joined Parametric in 2012 upon Parametric’s acquisition of Clifton, and prior to the acquisition worked at Clifton in various investment capacities for over eight years. Mr. Zweber holds a BA in Economics from Macalester College.

Mr. Justin Henne, CFA, Associate Managing Director – Customized Exposure Management, Mr. Henne leads the investment team responsible for the implementation and enhancement of Parametric’s Customized Exposure Management product. Mr. Henne joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2004. Mr. Henne holds a BA in Financial Management from the University of St. Thomas. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Mr. Talmo, CFA, Portfolio Manager, is responsible for designing, trading, and managing overlay portfolios with an emphasis on options and over-the-counter (“OTC”) swaps. Prior to joining Parametric in 2014, Mr. Talmo was a Partner at Aerwulf Asset Management from 2012 to 2014. Prior to that, he worked for Interlachen Capital Group and EBF & Associates where his responsibilities at each firm included research, trading, and portfolio management. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Mr. Nelson, CFA, is an Associate Portfolio Manager at Parametric. Prior to joining Parametric in 2014, Mr. Nelson worked for Marquette Asset Management from 2012 to 2014, where his responsibilities included asset allocation, equity research, and trading, and before that time worked as an Investment Analyst at Clifton. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Mr. Fickel, Associate Portfolio Manager, is responsible for trading client accounts as well as creating and analyzing daily investment management reports with an emphasis in OTC instruments. He is an Associate Portfolio Manager at Parametric. Prior to joining Parametric in 2015, Mr. Fickel worked for Russell Investments from 2010 to 2015 and Morgan Stanley from 2009 to 2010, where his responsibilities included trading, portfolio management and client services. Mr. Fickel earned a B.A. in Economics from the University of Washington.

Mr. Li, Associate Portfolio Manager, is responsible for trading and assisting with day-to-day management of Parametric’s options-based investment strategies, including the Defensive Equity and other proprietary strategies. He is an Associate Portfolio Manager at Parametric. Prior to joining Parametric in 2014, Mr. Li worked for CHS Inc. from 2011 to 2014, where he managed commodity futures and options portfolios and conducted research on macro-economic and derivative strategies. Mr. Li earned a B.S. in Statistics from the Sun Yat-Sen University and a M.S. in Financial Mathematics from the University of Minnesota. He holds a Financial Risk Manager certificate from the Global Association of Risk Professionals.

Mr. Zaslavsky, Associate Portfolio Manager, is responsible for trading and assisting with day-to-day management of Parametric’s options-based investment strategies, including the Defensive Equity and other proprietary strategies. He is an Associate Portfolio Manager at Parametric. Prior to joining Parametric in 2015, Mr. Zaslavsky worked for Citigroup’s proprietary options trading and market-making group from 2009 to 2015, where he specialized in volatility modeling, portfolio management and derivatives arbitrage. He earned a B.S. in Finance from Bowling Green State University.

The business address of Parametric and each of the individuals listed in the chart immediately following this paragraph is 1918 Eighth Ave, Seattle, WA 98101. The name and principal occupation of the principal executive officer and each director of Parametric is as follows:

Name	Principal Occupation
Brian Langstraat	CEO

Parametric does not manage any other registered investment companies using the same strategy as the Targeted Strategy.

Information about the Other Specialist Managers.

The Value Equity Portfolio. The Value Equity Portfolio is currently managed by four (4) Specialist Managers: AllianceBernstein L.P. (“AllianceBernstein”); Mellon Capital Management Corporation (“Mellon Capital”); Parametric; and Cadence Capital Management LLC (“Cadence”). AllianceBernstein’s principal offices are located at 1345 Avenue of the Americas, New York, NY, 10105. Mellon Capital’s principal offices are located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Cadence’s principal offices are located at 265 Franklin Street, 11th Floor, Boston, MA 02110.

The Institutional Value Equity Portfolio. The Institutional Value Equity Portfolio is currently managed by five (5) Specialist Managers: AllianceBernstein; Pacific Investment Management Company LLC (“PIMCO”); Mellon Capital; Parametric; and Cadence. PIMCO’s principal offices are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

The Growth Equity Portfolio. The Growth Equity Portfolio is currently managed by five (5) Specialist Managers: Sustainable Growth Advisers, LP (“SGA”); Jennison Associates LLC (“Jennison”); Mellon Capital; Parametric; and Cadence. SGA’s principal offices are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

The Institutional Growth Equity Portfolio. The Institutional Growth Equity Portfolio is currently managed by six (6) Specialist Managers: SGA; PIMCO; Jennison; Cadence; Parametric; and Mellon Capital.

The Small Capitalization-Mid Capitalization Equity Portfolio. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by eight (8) Specialist Managers: Cupps Capital Management, LLC (“Cupps”); Frontier Capital Management Company, LLC (“Frontier”); IronBridge Capital Management LP (“IronBridge”); Pzena Investment Management, LLC (“Pzena”); Ariel Investments, Inc., Parametric; Cadence; and Mellon Capital. Cupps’ principal offices are located at 300 North LaSalle Boulevard, Suite 5425, Chicago, Illinois 60654. Frontier’s principal offices are located at 99 Summer Street, Boston, MA 02110. IronBridge’s principal offices are located at

One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181. Pzena’s principal offices are located at 120 West 45th Street, 20th Floor, New York, NY 10036. Ariel’s principal offices are located at 200 East Randolph Street, Suite 2900, Chicago, Ill 60601.

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by eight (8) Specialist Managers: Cupps; Frontier; IronBridge; Pzena; Ariel; Parametric; Cadence; and Mellon Capital.

The Real Estate Securities Portfolio. The Real Estate Securities Portfolio is currently managed by four (4) Specialist Managers: Wellington Management Company, LLP (“Wellington”); Parametric; Cadence; and Mellon Capital. Wellington’s principal offices are located at 280 Congress Street, Boston, MA 02110.

The Commodity Returns Strategy Portfolio. The Commodity Returns Strategy Portfolio is currently managed by six (6) Specialist Managers: Wellington; PIMCO; Vaughan Nelson Investment Management L.P. (“Vaughan Nelson”); Parametric; Cadence; and Mellon Capital. Vaughan Nelson’s principal offices are located at 600 Travis, Suite 6300, Houston, TX 77002.

The ESG Growth Portfolio. The ESG Growth Portfolio is currently managed by four (4) Specialist Managers: Agincourt Capital Management, LLC (“Agincourt”); Parametric; Cadence; and Mellon Capital. Agincourt’s principal offices are located at 200 South 10th Street, Suite 800, Richmond, VA 23219.

The Catholic SRI Growth Portfolio. The Catholic SRI Growth Portfolio is currently managed by four (4) Specialist Managers: Agincourt; Parametric; Cadence; and Mellon Capital

The International Equity Portfolio. The International Equity Portfolio is currently managed by seven (7) Specialist Managers: Artisan Partners Limited Partnership (“Artisan”); Causeway Capital Management, LLC (“Causeway”); Capital Guardian Trust Company (“CapGuardian”); City of London Investment Management Company Limited (“CLIM”); Parametric; Mellon Capital; and Cadence. Artisan’s principal offices are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. Causeway’s principal offices are located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. CapGuardian’s principal offices are located at 333 South Hope Street, Los Angeles, CA 90071. CLIM’s principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom.

The Institutional International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by eight (8) Specialist Managers: Artisan; Causeway; CapGuardian; Lazard Asset Management LLC (“Lazard”); CLIM; Parametric; Mellon Capital; and Cadence. Lazard’s principal offices are located at 30 Rockefeller Plaza, New York, NY 10112.

The Emerging Markets Portfolio. The Emerging Markets Portfolio is currently managed by six (6) Specialist Managers: The Boston Company Asset Management LLC (“TBCAM”); CLIM; RBC Global Asset Management (U.S.) Inc. (“RBC GAM”); Parametric; Cadence; and Mellon Capital. TBCAM’s principal offices are located at One Boston Place, Boston, MA 02108. RBC GAM’s principal offices are located at 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

The Fixed Income Opportunity Portfolio. The Fixed Income Opportunity Portfolio is currently managed by five (5) Specialist Managers: City of London Investment Management Company Limited (“CLIM”), Fort Washington Investment Advisors, Inc. (“Fort Washington”), Mellon Capital, Parametric and Western Asset Management Company (“Western Asset”). CLIM’s principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom (UK) with its U.S. office in Coatesville, Pennsylvania. Fort Washington’s principal offices are located at 303 Broadway, Suite 1200, Cincinnati, OH 45202. Western Asset’s principal offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of an Administrative Services Contract between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Transfer Agency. FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009 and amended on March 1, 2011 and December 15, 2015. Unified is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

General Matters Under Delaware Law

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees of HC Capital Trust

Dated: September 15, 2016

APPENDIX A

Pro Forma Fee and Expense Table: The Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio. Each is designed to correspond with the tables relating to The Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Value Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Value Equity Portfolio is not expected to change relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Value Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Value Equity Portfolio been in place during that entire period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Value Equity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $583.1 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 43% to Cadence, 0% to Mellon Capital, 30% to AllianceBernstein, 0% to Parametric’s Defensive Equity Strategy, 22% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 42% to Cadence, 0% to Mellon Capital, 29% to AllianceBernstein, 0% to Parametric’s Defensive Equity Strategy, 21% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.19%	0.19%
Other Expenses**	0.07%	0.07%

Total Portfolio Operating Expenses	0.26%	0.26%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Value Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$27	$27
3 years	$84	$84
5 years	$146	$146
10 years	$331	$331

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Value Equity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $800,000.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 43% to Cadence, 0% to Mellon Capital, 30% to AllianceBernstein, 0% to Parametric’s Defensive Equity Strategy, 22% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 42% to Cadence, 0% to Mellon Capital, 29% to AllianceBernstein, 0% to Parametric’s Defensive Equity Strategy, 21% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%

Total Portfolio Operating Expenses	0.51%	0.51%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Value Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$52	$52
3 years	$164	$164
5 years	$285	$285
10 years	$640	$640

APPENDIX B

Pro Forma Fee and Expense Table: The Institutional Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Value Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Institutional Value Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Institutional Value Equity Portfolio is not expected to change relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Value Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Institutional Value Equity Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Institutional Value Equity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $912 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 40% to Cadence, 0% to Mellon Capital, 28% to AllianceBernstein, 0% to PIMCO, 0% to Parametric’s Defensive Equity Strategy, 27% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 38% to Cadence, 0% to Mellon Capital, 28% to AllianceBernstein, 0% to PIMCO, 0% to Parametric’s Defensive Equity Strategy, 26% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Value Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.19%	0.19%
Other Expenses**	0.07%	0.07%

Total Portfolio Operating Expenses	0.26%	0.26%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by five (5) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Value Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$27	$27
3 years	$84	$84
5 years	$146	$146
10 years	$331	$331

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Institutional Value Equity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $1.41 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 40% to Cadence, 0% to Mellon Capital, 28% to AllianceBernstein, 0% to PIMCO, 0% to Parametric’s Defensive Equity Strategy, 27% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 38% to Cadence, 0% to Mellon Capital, 28% to AllianceBernstein, 0% to PIMCO, 0% to Parametric’s Defensive Equity Strategy, 26% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Value Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%

Total Portfolio Operating Expenses	0.51%	0.51%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by five (5) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Value Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$52	$52
3 years	$164	$164
5 years	$285	$285
10 years	$640	$640

APPENDIX C

Pro Forma Fee and Expense Table: The Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Growth Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Growth Equity Portfolio is expected to decrease relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Growth Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Growth Equity Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $763.8 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 24% to Mellon Capital, 30% to SGA, 19% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 22% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 23% to Mellon Capital, 29% to SGA, 19% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 21% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Growth Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.23%	0.22%
Other Expenses**	0.06%	0.06%

Total Portfolio Operating Expenses	0.29%	0.28%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by five (5) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$30	$29
3 years	$93	$90
5 years	$163	$157
10 years	$368	$356

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $1.1 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 24% to Mellon Capital, 30% to SGA, 19% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 22% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 23% to Mellon Capital, 29% to SGA, 19% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 21% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Growth Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.23%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.06%	0.06%

Total Portfolio Operating Expenses	0.54%	0.53%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by five (5) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$55	$54
3 years	$173	$170
5 years	$302	$296
10 years	$677	$665

APPENDIX D

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Institutional Growth Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Institutional Growth Equity Portfolio is expected to decrease relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Growth Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Institutional Growth Equity Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Institutional Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $1.3 billion.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 32% to Mellon Capital, 17% to Jennison, 0% to PIMCO, 21% to SGA, 0% to Parametric’s Defensive Equity Strategy, 25% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 31% to Mellon Capital, 17% to Jennison, 0% to PIMCO, 20% to SGA, 0% to Parametric’s Defensive Equity Strategy, 24% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Growth Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.21%	0.20%
Other Expenses**	0.06%	0.06%

Total Portfolio Operating Expenses	0.27%	0.26%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by six (6) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$28	$27
3 years	$87	$84
5 years	$152	$146
10 years	$343	$331

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Institutional Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $1.9 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 32% to Mellon Capital, 17% to Jennison, 0% to PIMCO, 21% to SGA, 0% to Parametric’s Defensive Equity Strategy, 25% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 31% to Mellon Capital, 17% to Jennison, 0% to PIMCO, 20% to SGA, 0% to Parametric’s Defensive Equity Strategy, 24% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Growth Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.21%	0.20%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.06%	0.06%

Total Portfolio Operating Expenses	0.52%	0.51%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by six (6) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$53	$52
3 years	$167	$164
5 years	$291	$285
10 years	$653	$640

APPENDIX E

Pro Forma Fee and Expense Table: The Small Capitalization-Mid Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Small Capitalization-Mid Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Small Capitalization-Mid Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Small Capitalization-Mid Capitalization Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Small Capitalization-Mid Capitalization Equity Portfolio is expected to decrease relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Small Capitalization-Mid Capitalization Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Small Capitalization-Mid Capitalization Equity Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Small Capitalization-Mid Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $98.3 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 1% to Mellon Capital, 30% to Frontier, 6% to Pzena, 37% to IronBridge, 4% to Ariel, 13% to Cupps, 7% to Parametric’s Liquidity Strategy and 2% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 1% to Mellon Capital, 29% to Frontier, 6% to Pzena, 36% to IronBridge, 4% to Ariel, 12% to Cupps, 7% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 2% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Actual Fees and Expenses as of 6/3/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.69%	0.68%
Other Expenses**	0.11%	0.11%

Total Portfolio Operating Expenses	0.80%	0.79%

*	The figure shown includes all management fees paid by The Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by eight (8) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Small Capitalization-Mid Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Small Capitalization-Mid Capitalization Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$82	$81
3 years	$255	$252
5 years	$444	$439
10 years	$990	$978

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Small Capitalization-Mid Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $100,000.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 1% to Mellon Capital, 30% to Frontier, 6% to Pzena, 37% to IronBridge, 4% to Ariel, 13% to Cupps, 7% to Parametric’s Liquidity Strategy and 2% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 1% to Mellon Capital, 29% to Frontier, 6% to Pzena, 36% to IronBridge, 4% to Ariel, 12% to Cupps, 7% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 2% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.69%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.11%	0.11%

Total Portfolio Operating Expenses	1.05%	1.04%

*	The figure shown includes all management fees paid by The Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by eight (8) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Small Capitalization-Mid Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Small Capitalization-Mid Capitalization Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$107	$106
3 years	$334	$331
5 years	$579	$574
10 years	$1,283	$1,271

APPENDIX F

Pro Forma Fee and Expense Table: The Institutional Small Capitalization-Mid Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Small Capitalization-Mid Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is expected to decrease relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Institutional Small Capitalization-Mid Capitalization Equity Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $192.3 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 1% to Mellon Capital, 29% to Frontier, 5% to Pzena, 36% to IronBridge, 0% to Ariel, 14% to Cupps, 13% to Parametric’s Liquidity Strategy and 2% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 1% to Mellon Capital, 28% to Frontier, 5% to Pzena, 35% to IronBridge, 0% to Ariel, 13% to Cupps, 13% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 2% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.65%	0.64%
Other Expenses**	0.08%	0.08%

Total Portfolio Operating Expenses	0.73%	0.72%

*	The figure shown includes all management fees paid by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by eight (8) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$75	$74
3 years	$233	$230
5 years	$406	$401
10 years	$906	$894

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $200,000.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 1% to Mellon Capital, 29% to Frontier, 5% to Pzena, 36% to IronBridge, 0% to Ariel, 14% to Cupps, 13% to Parametric’s Liquidity Strategy and 2% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 1% to Mellon Capital, 28% to Frontier, 5% to Pzena, 35% to IronBridge, 0% to Ariel, 13% to Cupps, 13% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 2% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.65%	0.64%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%

Total Portfolio Operating Expenses	0.98%	0.97%

*	The figure shown includes all management fees paid by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by eight (8) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$100	$99
3 years	$312	$309
5 years	$542	$536
10 years	$1,201	$1,190

APPENDIX G

Pro Forma Fee and Expense Table: The Real Estate Securities Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Real Estate Securities Portfolio. Each is designed to correspond with the tables relating to The Real Estate Securities Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Real Estate Securities Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Real Estate Securities Portfolio is expected to decrease relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Real Estate Securities Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Real Estate Securities Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Real Estate Securities Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $151.5 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 90% to Wellington, 0% to Cadence, 0% to Mellon Capital, 4% to Parametric’s Liquidity Strategy and 6% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 88% to Wellington, 0% to Cadence, 0% to Mellon Capital, 4% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Real Estate Securities Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.69%	0.68%
Other Expenses**	0.08%	0.08%

Total Portfolio Operating Expenses	0.77%	0.76%

*	The figure shown includes all management fees paid by The Real Estate Securities Portfolio, including 0.05% which is paid to the Adviser. The Real Estate Securities Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Real Estate Securities Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Real Estate Securities Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Real Estate Securities Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Real Estate Securities Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$79	$78
3 years	$246	$243
5 years	$428	$422
10 years	$954	$942

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

As of June 30, 2016, The Real Estate Securities Portfolio’s HC Advisors Shares had no assets.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 90% to Wellington, 0% to Cadence, 0% to Mellon Capital, 4% to Parametric’s Liquidity Strategy and 6% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 88% to Wellington, 0% to Cadence, 0% to Mellon Capital, 4% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 5% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Real Estate Securities Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.69%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%

Total Portfolio Operating Expenses	1.02%	1.01%

*	The figure shown includes all management fees paid by The Real Estate Securities Portfolio, including 0.05% which is paid to the Adviser. The Real Estate Securities Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Real Estate Securities Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Real Estate Securities Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Real Estate Securities Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Real Estate Securities Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$104	$103
3 years	$325	$322
5 years	$563	$558
10 years	$1,248	$1,236

APPENDIX H

Pro Forma Fee and Expense Table: The Commodity Returns Strategy Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Commodity Returns Strategy Portfolio. Each is designed to correspond with the tables relating to The Commodity Returns Strategy Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Commodity Returns Strategy Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Commodity Returns Strategy Portfolio is not expected to change relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Commodity Returns Strategy during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to New Agreement related to The Commodity Returns Strategy Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Commodity Returns Strategy Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $1.1 billion.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 47% to Mellon Capital, 25% to Wellington (Global Natural Resources Strategy), 2% to Wellington (Commodities Futures Strategy), 2% to Vaughan Nelson, 2% to PIMCO, 17% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 46% to Mellon Capital, 24% to Wellington (Global Natural Resources Strategy), 2% to Wellington (Commodities Futures Strategy), 2% to Vaughan Nelson, 2% to PIMCO, 17% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 4% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Commodity Returns Strategy Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.35%	0.35%
Other Expenses**	0.10%	0.10%

Total Portfolio Operating Expenses	0.45%	0.45%

*	The figure shown includes all management fees paid by The Commodity Returns Strategy Portfolio, including 0.05% which is paid to the Adviser. The Commodity Returns Strategy Portfolio is currently managed by six (6) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Commodity Returns Strategy Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Commodity Returns Strategy Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Commodity Returns Strategy Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Commodity Returns Strategy Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$46	$46
3 years	$144	$144
5 years	$252	$252
10 years	$567	$567

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Commodity Returns Strategy Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $1.4 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 47% to Mellon Capital, 25% to Wellington (Global Natural Resources Strategy), 2% to Wellington (Commodities Futures Strategy), 2% to Vaughan Nelson, 2% to PIMCO, 17% to Parametric’s Liquidity Strategy and 5% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 46% to Mellon Capital, 24% to Wellington (Global Natural Resources Strategy), 2% to Wellington (Commodities Futures Strategy), 2% to Vaughan Nelson, 2% to PIMCO, 17% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 4% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Commodity Returns Strategy Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.10%	0.10%

Total Portfolio Operating Expenses	0.70%	0.70%

*	The figure shown includes all management fees paid by The Commodity Returns Strategy Portfolio, including 0.05% which is paid to the Adviser. The Commodity Returns Strategy Portfolio is currently managed by six (6) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Commodity Returns Strategy Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Commodity Returns Strategy Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Commodity Returns Strategy Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Commodity Returns Strategy Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$72	$72
3 years	$224	$224
5 years	$390	$390
10 years	$871	$871

APPENDIX I

Pro Forma Fee and Expense Table: The ESG Growth Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The ESG Growth Portfolio. Each is designed to correspond with the tables relating to The ESG Growth Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The ESG Growth Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The ESG Growth Portfolio is not expected to change relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The ESG Growth Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The ESG Growth Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The ESG Growth Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $121.3 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 56% to Cadence, 44% to Mellon Capital, 0% to Agincourt and 0% to Parametric’s Liquidity Strategy.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 54% to Cadence, 43% to Mellon Capital, 0% to Agincourt, 0% to Parametric’s Liquidity Strategy and 3% to Parametric’s Targeted Strategy. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The ESG Growth Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.19%	0.19%
Other Expenses**	0.23%	0.23%

Total Portfolio Operating Expenses	0.42%	0.42%

*	The figure shown includes all management fees paid by The ESG Growth Portfolio, including 0.05% which is paid to the Adviser. The ESG Growth Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The ESG Growth Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The ESG Growth Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The ESG Growth Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The ESG Growth Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$43	$43
3 years	$135	$135
5 years	$235	$235
10 years	$530	$530

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The ESG Growth Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $1,000.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 56% to Cadence, 44% to Mellon Capital, 0% to Agincourt and 0% to Parametric’s Liquidity Strategy.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 54% to Cadence, 43% to Mellon Capital, 0% to Agincourt, 0% to Parametric’s Liquidity Strategy and 3% to Parametric’s Targeted Strategy. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The ESG Growth Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.23%	0.23%

Total Portfolio Operating Expenses	0.67%	0.67%

*	The figure shown includes all management fees paid by The ESG Growth Portfolio, including 0.05% which is paid to the Adviser. The ESG Growth Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The ESG Growth Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The ESG Growth Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The ESG Growth Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The ESG Growth Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$68	$68
3 years	$214	$214
5 years	$373	$373
10 years	$835	$835

APPENDIX J

Pro Forma Fee and Expense Table: The Catholic SRI Growth Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Catholic SRI Growth Portfolio. Each is designed to correspond with the tables relating to The Catholic SRI Growth Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Catholic SRI Growth Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Catholic SRI Growth Portfolio is expected to increase relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Catholic SRI Growth Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Catholic SRI Growth Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Catholic SRI Growth Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $20.3 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 55% to Cadence, 45% to Mellon Capital, 0% to Agincourt and 0% to Parametric’s Liquidity Strategy.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 54% to Cadence, 43% to Mellon Capital, 0% to Agincourt, 0% to Parametric’s Liquidity Strategy and 3% to Parametric’s Targeted Strategy. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Catholic SRI Growth Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.18%	0.23%
Other Expenses**	0.75%	0.75%

Total Portfolio Operating Expenses	0.93%	0.98%

*	The figure shown includes all management fees paid by The Catholic SRI Growth Portfolio, including 0.05% which is paid to the Adviser. The Catholic SRI Growth Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Catholic SRI Growth Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Catholic SRI Growth Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Catholic SRI Growth Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Catholic SRI Growth Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$95	$100
3 years	$296	$312
5 years	$515	$542
10 years	$1,143	$1,201

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Catholic SRI Growth Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $1,000.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 55% to Cadence, 45% to Mellon Capital, 0% to Agincourt and 0% to Parametric’s Liquidity Strategy.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 54% to Cadence, 43% to Mellon Capital, 0% to Agincourt, 0% to Parametric’s Liquidity Strategy and 3% to Parametric’s Targeted Strategy. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Catholic SRI Growth Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.18%	0.23%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.75%	0.75%

Total Portfolio Operating Expenses	1.18%	1.23%

*	The figure shown includes all management fees paid by The Catholic SRI Growth Portfolio, including 0.05% which is paid to the Adviser. The Catholic SRI Growth Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Catholic SRI Growth Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Catholic SRI Growth Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Catholic SRI Growth Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Catholic SRI Growth Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$120	$125
3 years	$375	$390
5 years	$649	$676
10 years	$1,432	$1,489

APPENDIX K

Pro Forma Fee and Expense Table: The International Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The International Equity Portfolio. Each is designed to correspond with the tables relating to The International Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The International Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The International Equity Portfolio is not expected to change relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The International Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The International Equity Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The International Equity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $1.2 billion.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 51% to Cadence, 0% to Mellon Capital, 11% to Artisan, 4% to CapGuardian, 0% to CLIM, 17% to Causeway, 9% to Parametric’s Liquidity Strategy and 8% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 50% to Cadence, 0% to Mellon Capital, 10% to Artisan, 4% to CapGuardian, 0% to CLIM, 16% to Causeway, 9% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 8% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The International Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.27%	0.27%
Other Expenses**	0.11%	0.11%

Total Portfolio Operating Expenses	0.38%	0.38%

*	The figure shown includes all management fees paid by The International Equity Portfolio, including 0.05% which is paid to the Adviser. The International Equity Portfolio is currently managed by seven (7) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$39	$39
3 years	$122	$122
5 years	$213	$213
10 years	$480	$480

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The International Equity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $2 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 51% to Cadence, 0% to Mellon Capital, 11% to Artisan, 4% to CapGuardian, 0% to CLIM, 17% to Causeway, 9% to Parametric’s Liquidity Strategy and 8% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 50% to Cadence, 0% to Mellon Capital, 10% to Artisan, 4% to CapGuardian, 0% to CLIM, 16% to Causeway, 9% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 8% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The International Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.27%	0.27%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.11%	0.11%

Total Portfolio Operating Expenses	0.63%	0.63%

*	The figure shown includes all management fees paid by The International Equity Portfolio, including 0.05% which is paid to the Adviser. The International Equity Portfolio is currently managed by seven (7) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$64	$64
3 years	$202	$202
5 years	$351	$351
10 years	$786	$786

APPENDIX L

Pro Forma Fee and Expense Table: The Institutional International Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional International Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional International Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Institutional International Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Institutional International Equity Portfolio is expected to decrease relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional International Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Institutional International Equity Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Institutional International Equity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $2.6 billion.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 57% to Cadence, 5% to Mellon Capital, 8% to Artisan, 2% to CapGuardian, 0% to CLIM, 11% to Causeway, 10% to Lazard, 4% to Parametric’s Liquidity Strategy and 3% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 56% to Cadence, 4% to Mellon Capital, 8% to Artisan, 2% to CapGuardian, 0% to CLIM, 11% to Causeway, 10% to Lazard, 3% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 3% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional International Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.27%	0.26%
Other Expenses**	0.09%	0.09%

Total Portfolio Operating Expenses	0.36%	0.35%

*	The figure shown includes all management fees paid by The Institutional International Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional International Equity Portfolio is currently managed by eight (8) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$37	$36
3 years	$116	$113
5 years	$202	$197
10 years	$456	$443

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Institutional International Equity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $3.6 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 57% to Cadence, 5% to Mellon Capital, 8% to Artisan, 2% to CapGuardian, 0% to CLIM, 11% to Causeway, 10% to Lazard, 4% to Parametric’s Liquidity Strategy and 3% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 56% to Cadence, 4% to Mellon Capital, 8% to Artisan, 2% to CapGuardian, 0% to CLIM, 11% to Causeway, 10% to Lazard, 3% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 3% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Institutional International Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.27%	0.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.09%	0.09%

Total Portfolio Operating Expenses	0.61%	0.60%

*	The figure shown includes all management fees paid by The Institutional International Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional International Equity Portfolio is currently managed by eight (8) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Institutional International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$62	$61
3 years	$195	$192
5 years	$340	$335
10 years	$762	$750

APPENDIX M

Pro Forma Fee and Expense Table: The Emerging Markets Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Emerging Markets Portfolio. Each is designed to correspond with the tables relating to The Emerging Markets Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Emerging Markets Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Emerging Markets Portfolio is expected to decrease relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Emerging Markets Portfolio during such Portfolio’s fiscal year ended June 30, 2016 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Emerging Markets Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Emerging Markets Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $1.8 billion.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 47% to Mellon Capital, 47% to TBCAM, 0% to CLIM, 0% to RBC GAM (which had not yet begun serving the Portfolio), 4% to Parametric’s Liquidity Strategy and 2% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 45% to Mellon Capital, 46% to TBCAM, 0% to CLIM, 0% to RBC GAM (which had not yet begun serving the Portfolio), 4% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 2% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Emerging Markets Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.39%	0.38%
Other Expenses	0.18%	0.18%
Acquired Fund Fees & Expenses	0.04%	0.04%

Total Portfolio Operating Expenses	0.61%	0.60%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by six (6) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$62	$61
3 years	$195	$192
5 years	$340	$335
10 years	$762	$750

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Emerging Markets Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $2.3 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 47% to Mellon Capital, 47% to TBCAM, 0% to CLIM, 0% to RBC GAM (which had not yet begun serving the Portfolio), 4% to Parametric’s Liquidity Strategy and 2% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 45% to Mellon Capital, 46% to TBCAM, 0% to CLIM, 0% to RBC GAM (which had not yet begun serving the Portfolio), 4% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 2% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Emerging Markets Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.39%	0.38%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees & Expenses	0.04%	0.04%

Total Portfolio Operating Expenses	0.86%	0.85%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by six (6) Specialist Managers, each of whom is compensated in accordance with a different fee schedule (except for Cadence and Mellon Capital, both of which are compensated according to identical fee schedules). Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$88	$87
3 years	$274	$271
5 years	$477	$471
10 years	$1,061	$1,049

APPENDIX N

Pro Forma Fee and Expense Table: The Fixed Income Opportunity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Fixed Income Opportunity Portfolio. Each is designed to correspond with the tables relating to The Fixed Income Opportunity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rate at which Parametric will be compensated under the New Agreement is lower that the fee paid to some of the other Specialist Managers serving The Fixed Income Opportunity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the New Agreement, the overall level of advisory fees payable by The Fixed Income Opportunity Portfolio is not expected to change relative to advisory fees incurred before implementation of the New Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Fixed Income Opportunity Portfolio during such Portfolio’s fiscal half-year ended December 31, 2015, prior to the implementation of the New Agreement, with the advisory fees that would have been incurred during the fiscal year ended June 30, 2016 had the New Agreement related to The Fixed Income Opportunity Portfolio been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Fixed Income Opportunity Portfolio’s HC Strategic Shares as of June 30, 2016 were approximately $784.4 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 65% to Fort Washington, 0% to Mellon Capital, 18% to Western Asset, 1% to CLIM, 13% to Parametric’s Liquidity Strategy and 3% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 63% to Fort Washington, 0% to Mellon Capital, 17% to Western Asset, 1% to CLIM, 13% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 3% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Fixed Income Opportunity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.33%	0.33%
Other Expenses	0.06%	0.06%
Acquired Fund Fees & Expenses	0.06%	0.06%

Total Portfolio Operating Expenses	0.45%	0.45%

*	The figure shown includes all management fees paid by The Fixed Income Opportunity Portfolio, including 0.05% which is paid to the Adviser. The Fixed Income Opportunity Portfolio is currently managed by five (5) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Fixed Income Opportunity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Fixed Income Opportunity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$46	$46
3 years	$144	$144
5 years	$252	$252
10 years	$567	$567

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2016

The net assets of The Fixed Income Opportunity Portfolio’s HC Advisors Shares as of June 30, 2016 were approximately $1 million.

As of June 30, 2016, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 65% to Fort Washington, 0% to Mellon Capital, 18% to Western Asset, 1% to CLIM, 13% to Parametric’s Liquidity Strategy and 3% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 63% to Fort Washington, 0% to Mellon Capital, 17% to Western Asset, 1% to CLIM, 13% to Parametric’s Liquidity Strategy, 3% to Parametric’s Targeted Strategy and 3% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Fixed Income Opportunity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2016	Fees and Expenses Under New Agreement as of 6/30/2016
Management Fees*	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees & Expenses	0.06%	0.06%

Total Portfolio Operating Expenses	0.70%	0.70%

*	The figure shown includes all management fees paid by The Fixed Income Opportunity Portfolio, including 0.05% which is paid to the Adviser. The Fixed Income Opportunity Portfolio is currently managed by five (5) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Fixed Income Opportunity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Fixed Income Opportunity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2016	Expenses that would have been incurred during the FYE 6/30/2016 if the New Agreement had been in effect during such period

1 year	$752	$752
3 years	$224	$224
5 years	$390	$390
10 years	$871	$871

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The [                    ] Portfolio

AGREEMENT made this      day of             , 2016, between Parametric Portfolio Associates, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers twenty series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide, together with HC Capital Solutions, a continuous program of investment management to that portion of The [                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time, be allocated to its Targeted Strategy by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide, together with HC Capital Solutions, a continuous program of investment management for that portion of the assets of the Portfolio that may, from time to time be allocated to its Targeted Strategy (“Account”) by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, and together with HC Capital Solutions, Portfolio Manager shall have investment discretion with respect to the Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in the Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.05%.

Portfolio Manager shall also be entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Account.

For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5. Limitation of Liability and Indemnification. (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys’ fees, which may be sustained (i) as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or (ii) in connection with the purchase, holding, redemption or sale of any security or other investment effected by Portfolio Manager at the specific direction of HC Capital Solutions, except where such losses resulted from the bad faith, willful misconduct or gross negligence of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto, proxy statement or information statement and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio; and (iii) any acts of HC Solutions with respect to the Account, including any loss resulting from any purchase, holding, redemption or sale of any security or other investment in the Account effected by Portfolio Manager at the direction of HC Solutions, in the absence of willful misconduct, bad faith or gross negligence of Portfolio Manager. Portfolio Manager shall have no duty or obligation to review, evaluate or otherwise advise HC Solutions or the Trust with respect to any purchase, holding, redemption or sale of any security or other investment effected at the specific direction of HC Solutions. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Representation, Warranties and Agreements of the Trust.

(a) The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12. Service to Other Clients. It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13. Inside Information. Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14. Proxies. Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period.

15. Class Actions. The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Ms. Colette Bergman, Vice President & Treasurer

The HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Minneapolis Investment Center

Attention: Chief Investment Officer,

3600 Minnesota Drive, Suite 325,

Minneapolis, MN 55435

17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By:

Name:

Title:

Date:

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio)

By:

Name:

Title:

Date: